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                                                                   EXHIBIT 10.19
                       NITINOL MEDICAL TECHNOLOGIES, INC.


                         REGISTRATION RIGHTS AGREEMENT


Agreement dated as of April 15, 1996, between Lloyd A. Marks, (the "Holder" or collectively, the "Holder", as the case may be) and Nitinol Medical Technologies, Inc., with an address at 263 Summer Street, Boston, MA 02210 (the "Company")

WHEREAS, the Holder is a holder of a Warrant to purchase 10,000 shares (the "Shares") of the common stock, par value $.001 per share, of the Company ("Common Stock");

WHEREAS, the Holder desires to have certain registration rights for the Shares under the securities laws, and the Company desires that the Holder have such registration rights;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

     1. If, at any time during the period commencing after the effective date of the initial public offering of the Company's securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act") and terminating on the date on which the Shares become saleable under Rule
144(k) (or any successor provision) promulgated under the Act, the Company shall determine to file any registration statement, or any post-effective amendment to a registration statement, under the Act, covering equity securities of the Company (other than registration statements on Form S-8 or S-4 or any other form not generally available for the registration of securities for sale to the public) for its own account or for the account of others, the Company shall advise the Holder, by written notice at least 10 business days prior to any filing, and shall, upon the request of the Holder, and at the expense of the Company, include in any such registration statement, or any such post-effective amendment to a registration statement, all of the Registrable Securities (as hereinafter defined) that the Holder has requested in writing to be registered, provided that such written request is delivered to the Company within seven business days of the Holder's receipt of notice from the Company. As used in this Agreement, Registrable Securities shall mean (i) the Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any convertible security, option, warrant right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of any of the Shares. All costs and expenses of such registration statement shall be borne by the Company, except underwriting discounts or commissions applicable to any of the Registrable Securities sold by the Holder and any counsel to the Holder. The Company shall not be required
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to register securities of the Holder on more than three occasions; provided that if the Holder has been prevented from selling all of the Shares Holder wished to sell because of limitations imposed under paragraph (c) of this Section 1, then the Holder shall be entitled to include the Shares in one or more additional registration statements under the terms of this Section 1 until the Holder has been able to sell all of the Shares the Holder wishes to sell.

     (a) The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its reasonable best efforts to register and qualify any of the Registrable Securities for sale in a reasonable number of states and do any and all other acts and things which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities subject to the rights of others with similar rights.

     (b) The Company shall also furnish indemnification in the manner provided in Section 2 hereof, except that the maximum amount of such indemnification shall be limited to the amount of proceeds received by the Holder from the sale of the Registrable Securities. The Holder shall furnish information and indemnification as set forth in Section 2 hereof, except that the maximum amount which may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Registrable Securities.

     (c) In connection with any offering involving an underwriting of shares of the Company's Common Stock, the Company shall not be required under Section 1 hereof to include any of the Holder's securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize or limit the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata, subject to prior existing rights, among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

     2. (a) Whenever pursuant to Section 1, a registration statement relating to any of the Registrable Securities is filed under the Act, amended or supplemented, the Company shall, to the extent permitted by law, indemnify and hold harmless the Holder against such losses, claims, damages, liabilities or actions, joint or several, to which the Holder may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out

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of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Holder for any legal or other expenses reasonably incurred by Holder in connection with investigating or defending any such losses, claims, damages, liabilities or actions; provided, however, that the Company will not be liable in any such case to the extent that any such losses, claims, damages, liabilities or actions arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Holder or any underwriter, for use in the preparation thereof.

     (b) The Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages, liabilities or actions, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue or alleged untrue statement of any preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder for use in the preparation thereof; and shall reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such losses, claims, damages, liabilities or actions.

     (c) Promptly after receipt by an indemnified party under this Section 2 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 2.

     (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party, the indemnifying party shall not be liable to such indemnified party under this
Section 2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

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     (e) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 2 to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in this Section 2, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by the Holder shall be limited in amount to the net amount of proceeds received by him from the sale of the Registrable Securities pursuant to such Registration Statement or prospectus.

     3. The Holder agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Registrable Securities included in such registration; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     4. (a) Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:


If to the Holder:                         If to the Company:


To the address written below the          Nitinol Medical Technologies, Inc.
signature of the Holder on the last       263 Summer Street
page of this Agreement                    Boston, MA 02210
                                          Fax:   (617) 737-0924
                                          Attn:  Thomas Tully, CEO




or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

     5. The Holder may assign its rights and obligations under this Registration Rights Agreement to any "Family Member" or an "Affiliate" (as

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defined below) of the Holder to whom the Holder distributes the Registrable
Securities. Any such assignment shall be subject to and conditioned upon such assignee being subject to this Agreement and executing a counterpart of this Agreement to that effect; provided, however, that if such assignee fails to execute such counterpart, the terms and conditions of this Agreement shall nevertheless apply to the assignee and his/her/its Common Stock to the same extent as it applied to the Holder. For purposes of this Agreement:

          (i) "Family Member" means a member of such Holder's immediate family, which shall include his or her parents, spouse, children or grandchildren; and
          (ii) "Affiliate" means with respect to a Holder, any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, directly or indirectly controlling, controlled by, or under common control with such Holder. For the purposes hereof, "control" means possession (direct or indirect) of the power to direct or cause the direction of the management and policies of a company, whether through ownership of voting securities, by contract, or otherwise.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


NITINOL MEDICAL TECHNOLOGIES, INC.


/s/Thomas M. Tully
- ----------------------------------
By: Thomas Tully

Title:  President and Chief Executive Officer






By: /s/Lloyd A. Marks
    --------------------------------
Name: Lloyd A. Marks

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